EXHIBIT A
                            (AS OF AUGUST 29, 2018)
                              SERIES OF THE TRUST

SERIES                                                           EFFECTIVE DATE
------                                                           --------------
First Trust NASDAQ Technology Dividend Index Fund               August 10, 2012
First Trust Multi-Asset Diversified Income Index Fund           August 10, 2012
First Trust S&P International Dividend Aristocrats ETF          August 16, 2013
First Trust Hedged BuyWrite Income ETF                          January 7, 2014
First Trust BuyWrite Income ETF                                 January 7, 2014
First Trust Rising Dividend Achievers ETF                       January 7, 2014
First Trust RBA Quality Income ETF                             February 24, 2014
First Trust RBA American Industrial Renaissance(TM) ETF        February 24, 2014
First Trust Dorsey Wright Focus 5 ETF                            March 4, 2014
First Trust Dorsey Wright International Focus 5 ETF              July 17, 2014
First Trust Dorsey Wright Dynamic Focus 5 ETF                    March 8, 2016
First Trust Nasdaq Oil & Gas ETF                                August 30, 2016
First Trust Nasdaq Food & Beverage ETF                          August 30, 2016
First Trust Nasdaq Retail ETF                                   August 30, 2016
First Trust Nasdaq Bank ETF                                     August 30, 2016
First Trust Nasdaq Transportation ETF                           August 30, 2016
First Trust Nasdaq Pharmaceuticals ETF                          August 30, 2016
First Trust Nasdaq Semiconductor ETF                            August 30, 2016
Developed International Equity Select ETF                        June 16, 2017
Emerging Markets Equity Select ETF                               June 16, 2017
Large Cap US Equity Select ETF                                   June 16, 2017
Mid Cap US Equity Select ETF                                     June 16, 2017
Small Cap US Equity Select ETF                                   June 16, 2017
US Equity Dividend Select ETF                                    June 16, 2017
First Trust SMID Cap Rising Dividend Achievers ETF              October 31, 2017
First Trust Indxx Innovative Transaction & Process ETF          January 23, 2018
First Trust Nasdaq Artificial Intelligence and Robotics ETF    February 12, 2018
First Trust Dorsey Wright DALI 1 ETF                              May 11, 2018
First Trust Dorsey Wright Momentum & Value ETF                  August 30, 2018
First Trust Dorsey Wright Momentum & Low Volatility ETF         August 30, 2018